UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2017

Ellington Residential Mortgage REIT
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 26, 2017, Ellington Residential Mortgage REIT (the “Company”) and Ellington Residential Mortgage Management LLC, the Company’s manager, entered into separate equity distribution agreements (each an "Agreement" and collectively, the "Agreements") with each of Ladenburg Thalmann & Co. Inc. and JMP Securities LLC (each an “Agent” and together the “Agents”) relating to the offer and sale of the Company's common shares of beneficial interest, par value $0.01 per share, which are referred to herein as “common shares.”  In accordance with the terms of the Agreements, the Company may offer and sell common shares having a maximum aggregate gross offering price of up to $100.0 million (the "Shares"), from time to time, through the Agents.
Pursuant to the Agreements, the Shares may be offered and sold through the Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or in negotiated transactions. Each Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Shares sold through it under the applicable Agreement. The Company has no obligation to sell any of the Shares under the Agreements and may at any time suspend solicitations and offers under the Agreements.
The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-199185). The Company has filed a prospectus supplement, dated June 26, 2017, to the prospectus, dated October 20, 2014, with the Securities and Exchange Commission in connection with the offer and sale of the Shares from time to time in the future.
The Agents and their affiliates have provided, and may in the future provide, investment banking, brokerage and other services to the Company in the ordinary course of business, and the Company paid, and expects to pay, customary fees and commissions for their services, respectively.
The foregoing description of the Agreements is not complete and is qualified in its entirety by reference to the form of the Agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated herein by reference.
In connection with the filing of the form of the Agreement, the Company is filing as Exhibit 5.1 hereto an opinion of its Maryland counsel, Venable LLP, with respect to the legality of the Shares.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01    Other Events
On June 26, 2017, the Company disclosed that its estimated book value per common share as of May 31, 2017, was $15.11. This estimate of the Company's book value per share includes the approximately $0.37 dilutive impact of the offering of its common shares that closed on May 15, 2017 (excluding the approximately $0.03 dilutive impact of the issuance of 230,000 common shares pursuant to the partial exercise of the underwriters' option to purchase additional common shares that closed on June 7, 2017). This estimate is subject to change and any such change could be material. The Company's registered independent public accountants have not performed the types of reviews or audits of the Company's estimated book value per common share as of May 31, 2017 that they would perform for the Company's quarterly or annual financial statements. It is possible that, if the Company were to undertake a more comprehensive valuation analysis and/or obtain a review or audit from its accountants for the book value estimate set forth above, the Company could determine that its actual book value per common share as of May 31, 2017 differs materially from the estimate set forth above. Further, the Company's results can fluctuate from month to month depending on a variety of factors, some of which are beyond its control and/or difficult to predict, including, without limitation, changes in interest rates, changes in default rates and prepayment speeds, and other changes in market and economic conditions, or the perception that such changes may occur. There can be no assurance that the Company's estimated book value per common share as of May 31, 2017 is indicative of what its results are likely to be as of and for the three- or six-month periods ending June 30, 2017, and the Company undertakes no obligation to update or revise its estimated book value per common share prior to its issuance of financial statements for such three- and six-month periods.
The estimated book value per common share and dilutive impact of our offering of common shares included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, our management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled, or performed any procedures with respect to this data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

Cautionary Statement Regarding Forward-Looking Statements.
This disclosure above contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. For example, our results can fluctuate from month to month and quarter to quarter depending on a variety of factors, some of which are beyond our control and/or difficult to predict, including, without limitation, changes in interest rates, changes in default rates and prepayment speeds, and other changes in market and economic conditions. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A to the Company's Annual Report on Form 10-K filed on March 13, 2017, which can be accessed through the link to our SEC filings under "For Our Shareholders" on our website (www.earnreit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement, dated June 26, 2017, by and among Ellington Residential Mortgage REIT, Ellington Residential Mortgage Management LLC, and the applicable Agent
5.1	Opinion of Venable LLP as to the legality of the common shares
23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated: June 26, 2017	By:	/s/ Lisa Mumford
Lisa Mumford
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement, dated June 26, 2017, by and among Ellington Residential Mortgage REIT, Ellington Residential Mortgage Management LLC, and the applicable Agent
5.1	Opinion of Venable LLP as to the legality of the common shares
23.1	Consent of Venable LLP (included in Exhibit 5.1)